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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 22, 1999 in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-65973) and the related Prospectus of Quotesmith.com, Inc.






                                                           /s/ ERNST & YOUNG LLP







Chicago, Illinois
June 24, 1999